Exhibit 99.1

NEWS

For Immediate Release

Editorial Contact: Tracy Benelli

949-754-8633

tracy.benelli@quest.com

Investor Contacts: Thomas Patterson

949-754-8336

thomas.patterson@quest.com

Stephen Wideman

949-754-8142

stephen.wideman@quest.com

QUEST SOFTWARE REPORTS FOURTH QUARTER AND FISCAL YEAR 2011 RESULTS

Fourth Quarter Revenues of $245.9 Million

Fiscal Year 2011 Revenues of $857.4 Million

ALISO VIEJO, Calif., Feb. 14, 2012 – Quest Software, Inc. (Nasdaq: QSFT) today reported financial results for the quarter and year ended Dec. 31, 2011. Total revenues were $245.9 million, a 13.4% increase compared to the prior year’s fourth quarter revenues of $216.8 million. Total revenues for the year ended Dec. 31, 2011, were $857.4 million, an 11.8% increase compared to $767.1 million for the same period in 2010. Operating margins were 18.3% and 10.6% for the three and twelve months ended Dec. 31, 2011, respectively as compared to 14.4% and 15.7% for the three and twelve months ended Dec. 31, 2010, respectively. On a non-GAAP basis, operating margins were 27.2% and 19.6% for the three and twelve months ended Dec. 31, 2011, respectively as compared to 22.6% and 23.1% for the three and twelve months ended Dec. 31, 2010, respectively.

Cash and investments at Dec. 31, 2011, totaled $253.8 million, a decrease of $3.0 million from the comparable balance at Sep. 30, 2011. Cash flow from operations was $57.5 million for the three months ended Dec. 31, 2011.

“Q4 was a tougher quarter than we typically experience, but we are happy to announce results in line with our revised guidance,” said Doug Garn, President and CEO of Quest Software.

Quest Software Reports Fourth Quarter and Fiscal Year 2011 Results – page 2 of 12

Noncontrolling Interest

In October 2011, we acquired a 60 percent voting equity interest in Smarsh, Inc., a privately-held company. The minority shareholder who holds the remaining 40 percent noncontrolling interest was granted the right to require us to purchase half of the 40 percent noncontrolling interest from the first anniversary until the fifth anniversary of the acquisition date. This 20 percent noncontrolling interest is accounted for as redeemable noncontrolling interest because redemption is outside our control. As such, the redeemable noncontrolling interest is reported in the mezzanine section as temporary equity in our consolidated balance sheets. The remaining 20 percent is presented within total equity in our consolidated balance sheet. We present the amount of consolidated net income that is attributable to Quest Software, Inc. and the noncontrolling interest in our consolidated income statements. Net income per share is calculated based on net income attributable to Quest Software, Inc. stockholders. As of December 31, 2011, the carrying amount of the redeemable noncontrolling interest was adjusted to the redemption value of $22 million. The adjustment of $8.2 million was recorded in net loss attributable to noncontrolling interest, thereby directly affecting net income attributable to Quest Software, Inc.

GAAP Results

Net income attributable to Quest Software, Inc. for the fourth quarter of 2011 was $12.6 million, or $0.15 per fully diluted share. This compares to net income of $37.1 million, or $0.39 per share on a fully diluted basis, for the fourth quarter of 2010. Operating margin was 18.3% in the fourth quarter of 2011 compared to 14.4% in the comparable period of 2010, resulting in operating income of $45.1 million, which compares to $31.2 million for the corresponding period in 2010. For the year ended Dec. 31, 2011, net income attributable to Quest Software, Inc. was $44.0 million, or $0.49 per fully diluted share compared to net income of $98.6 million, or $1.06 per fully diluted share for the same period in 2010. Operating margin for the year ended Dec. 31, 2011, was 10.6% compared to 15.7% in the comparable period of 2010, resulting in operating income of $90.5 million, which compares to $120.6 million for the corresponding period in 2010.

Non-GAAP Results

On a non-GAAP basis, net income attributable to Quest Software, Inc. for the fourth quarter of 2011 was $42.6 million, or $0.51 per fully diluted share. This compares to non-GAAP net income of $44.8 million, or $0.47 per share on a fully diluted basis, for the fourth quarter of 2010. The non-GAAP operating margin was 27.2% in the fourth quarter of 2011, resulting in non-GAAP operating income of $66.8 million, compared to non-GAAP operating margin and operating income of 22.6% and $49.0 million, respectively, for the corresponding period in 2010. For the year ended Dec. 31, 2011, non-GAAP net income attributable to Quest Software, Inc. was $117.5 million, or $1.32 per fully diluted share. This compares to non-GAAP net income of $135.0 million, or $1.45 per fully diluted share, for the year ended Dec. 31, 2010. The non-GAAP operating margin was 19.6% for the year ended Dec. 31, 2011, resulting

Quest Software Reports Fourth Quarter and Fiscal Year 2011 Results – page 3 of 12 in non-GAAP operating income of $168.0 million, compared to non-GAAP operating margin and operating income of 23.1% and $177.4 million, respectively, in the comparable period of 2010.

Non-GAAP results exclude the after-tax effects of amortization of intangible assets acquired with business combinations, stock-based compensation expenses, non-recurring compensation expenses, acquisition and corporate development related costs, adjustment of redeemable noncontrolling interest to redemption value, retention bonus and severance costs related to the establishment of our Business Operations and Advanced Technology Center in Cork, Ireland, and patent infringement litigation costs. A reconciliation of GAAP to non-GAAP financial results is included with this press release.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

Outlook for Fiscal Year 2012

Quest Software management offers the following guidance for the year ending December 31, 2012:

•	Total revenue is expected to grow in the range of 8.5% to 10%; and

•

Non-GAAP operating margin is expected to be in the range of 20% to 21%. The non-GAAP guidance excludes after-tax effects of amortization of intangible assets acquired with business combinations, stock-based compensation expenses, acquisition related costs and other non-recurring costs.

The above statements are based on current targets. These statements are forward-looking, and actual results may differ materially.

Quest Software Reports Fourth Quarter and Fiscal Year 2011 Results – page 4 of 12

Change in Consolidated Statement of Cash Flows Presentation

We maintain positions in certain foreign currencies which may at times create unrealized gains or losses. Unrealized foreign currency gains/losses should be presented as an adjustment to reconcile net income to net cash provided by operating activities in our consolidated statement of cash flows. Effective during the third quarter of 2011, we presented such unrealized foreign currency gains/losses in our consolidated statement of cash flows. This change impacts our cash flow presentation and does not impact earnings or cash balances. Management has concluded that the change of presentation is not material to any periods affected. We have adjusted previously reported statements of cash flows to conform to the current year presentation.

Fourth Quarter and Fiscal Year 2011 Conference Call Information

Quest Software will host a conference call today, Tuesday, Feb. 14, 2012, at 2:00 p.m. Pacific Time, to discuss its results. A simultaneous webcast of the conference call will be available on Quest Software’s website in the Investor Relations section at www.quest.com/company/investor-relations.aspx . A webcast replay will be available on the same website through Feb. 14, 2013. An audio replay of the conference call will also be available through Feb. 21, 2012, by dialing (888) 203-1112 (from the U.S. or Canada) or 719-457-0820 (outside the U.S. and Canada), using confirmation code: 4780764.

About Quest Software, Inc.

Established in 1987, Quest Software (Nasdaq: QSFT) provides simple and innovative IT management solutions that enable more than 100,000 global customers to save time and money across physical and virtual environments. Quest products solve complex IT challenges ranging from database management, data protection, identity and access management, monitoring, user workspace management to Windows management.

# # #

Quest and Quest Software are registered trademarks of Quest Software, Inc. The Quest Software logo and all other Quest Software product or service names and slogans are registered trademarks or trademarks of Quest Software, Inc. All other trademarks and registered trademarks are property of their respective owners.

Quest Software Reports Fourth Quarter and Fiscal Year 2011 Results – page 5 of 12

Forward-Looking Statements

This release and the matters to be discussed on the conference call may include predictions, estimates and other information that might be considered forward-looking statements, including statements relating to expectations of future revenue and operating margin performance and other operating prospects. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: the impact of adverse changes in general economic conditions on Quest Software’s relationships with customers, strategic partners and vendors; reductions or delays in information technology spending; variations in demand or the size and timing of customer orders; competitive conditions in Quest Software’s various product areas; rapid technological change; risks associated with the development and market acceptance of new products and product strategies; disruptions caused by acquisitions of companies and/or technologies; fluctuating currency exchange rates and risks associated with international operations; the need to attract and retain qualified employees; risks associated with Quest Software’s ongoing patent litigation; and other risks inherent in software businesses. For a discussion of these and other related risks, please refer to Quest Software’s recent SEC filings, including the Annual Report on Form 10-K for the year ended Dec. 31, 2010 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Quest Software undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

Social Networks:

Twitter

Facebook

LinkedIn

Quest TV

Web Links Referenced in this Release:

Quest Software, Inc.: www.quest.com

Twitter: http://twitter.com/#!/Quest

Facebook: http://www.facebook.com/#!/pages/Quest-Software/65026711832

LinkedIn: http://www.linkedin.com/companies/quest-software

Quest TV: http://www.quest.com/tv/

Quest Software Reports Fourth Quarter and Fiscal Year 2011 Results – page 6 of 12

QUEST SOFTWARE, INC. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31		Year Ended December 31
	2011	2010	2011	2010
Revenues:
Licenses	$105,554	$98,020	$337,889	$320,683
Services	140,334	118,762	519,526	446,414

Total revenues	245,888	216,782	857,415	767,097
Cost of revenues:
Licenses	3,905	2,125	10,913	8,303
Services	22,382	20,543	88,431	67,809
Amortization of purchased technology	7,585	3,537	23,774	16,101

Total cost of revenues	33,872	26,205	123,118	92,213

Gross profit	212,016	190,577	734,297	674,884
Operating expenses:
Sales and marketing	90,682	90,405	343,411	304,934
Research and development	38,446	41,756	166,191	151,896
General and administrative	26,772	24,050	110,198	84,808
Amortization of other purchased intangible assets	11,002	3,158	23,972	12,670

Total operating expenses	166,902	159,369	643,772	554,308

Income from operations	45,114	31,208	90,525	120,576
Other (expense) income, net	(1,151)	49	(4,802)	(5,657)

Income before income tax provision	43,963	31,257	85,723	114,919
Income tax provision	23,321	(5,807)	33,657	16,352

Net income	20,642	37,064	52,066	98,567
Net loss attributable to noncontrolling interest (including $8,237 adjustment of redeemable noncontrolling interest to redemption value)	(8,091)	-	(8,091)	-

Net income attributable to Quest Software, Inc.	$12,551	$37,064	$43,975	$98,567

Net income per share attributable to Quest Software, Inc. stockholders:
Basic	$0.15	$0.40	$0.50	$1.09

Diluted	$0.15	$0.39	$0.49	$1.06

Weighted–average common shares outstanding:
Basic	82,962	91,981	87,104	90,411
Diluted	84,351	95,069	88,992	93,282

Quest Software Reports Fourth Quarter and Fiscal Year 2011 Results – page 7 of 12

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call and webcast to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization of intangible assets acquired with business combinations, stock-based compensation expenses, non-recurring compensation expense, acquisition and corporate development related costs, adjustment of redeemable noncontrolling interest to redemption value, retention bonus and severance costs related to the establishment of our Business Operations and Advanced Technology Center in Cork, Ireland, and patent infringement litigation costs. The Company’s basis for these adjustments is described below.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

Management excludes the expenses described above when evaluating the Company’s operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

•

The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of intangible asset amortization that are related to business combinations and acquisition related costs, provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, is useful to help investors and financial analysts understand the Company’s operating results and underlying operational trends.

•

Amortization costs are fixed at the time of an acquisition, then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

Quest Software Reports Fourth Quarter and Fiscal Year 2011 Results – page 8 of 12

•

Although stock-based compensation is an important aspect of the compensation of the Company’s employees and executives, stock-based compensation expense and its related tax impact are excluded as such charges are generally fixed at the time of grant and amortized over a period of several years and cannot be changed or influenced by management after the grant.

•	Stock-based compensation is not an expense that typically requires or will require cash settlement by the Company.

•	Compensation expense related to the tax impact of a previously issued and subsequently cancelled option grant is excluded as this is non-recurring.

•	Litigation costs arising from our patent litigations are excluded because they are non-recurring.

•

Adjustment to the value of redeemable noncontrolling interest to the redemption amount is excluded as the Company believes it is not indicative of future operating results and that investors benefit from an understanding of Quest Software’s operating results without giving effect to this adjustment.

•	Costs related to certain corporate development activities are excluded as such costs are non-recurring.

•	Retention bonus and severance costs related to the establishment of our Business Operations and Advanced Technology Center in Cork, Ireland are excluded because these expenses are non-recurring.

•	The estimated income tax effects on the above items adjust the provision for income taxes to reflect the effect of the non-GAAP adjustments on non-GAAP operating income.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company’s liquidity. Furthermore, the Company in the future may exclude amortization related to new business combinations from financial measures that it releases, and the Company expects to continue to incur stock-based compensation expenses.

Quest Software Reports Fourth Quarter and Fiscal Year 2011 Results – page 9 of 12

QUEST SOFTWARE, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended Dec. 31		Year Ended Dec. 31
	2011	2010	2011	2010
GAAP total cost of revenues	$33,872	$26,205	$123,118	$92,213
Amortization of purchased technology	(7,585)	(3,537)	(23,774)	(16,101)
Stock-based compensation expense	(243)	(404)	(1,042)	(1,114)
Acquisition related costs	24	(14)	24	(14)
Retention bonus and severance costs	-	-	(29)	-

Non-GAAP total cost of revenues	$26,068	$22,250	$98,297	$74,984

GAAP gross profit	$212,016	$190,577	$734,297	$674,884
Amortization of purchased technology	7,585	3,537	23,774	16,101
Stock-based compensation expense	243	404	1,042	1,114
Acquisition related costs	(24)	14	(24)	14
Retention bonus and severance costs	-	-	29	-

Non-GAAP gross profit	$219,820	$194,532	$759,118	$692,113

GAAP income from operations	$45,114	$31,208	$90,525	$120,576
Amortization of purchased technology	7,585	3,537	23,774	16,101
Amortization of other purchased intangible assets	11,002	3,158	23,972	12,670
Stock-based compensation expense	6,849	7,574	25,269	23,099
Corporate development costs	2,043	-	2,043	-
Non-recurring compensation expense	-	-	300	-
Professional fees relating to our previous restatement	-	-	-	271
Patent infringement litigation costs	431	490	3,473	988
Acquisition related costs	(6,718)	2,990	(4,844)	3,733
Retention bonus and severance costs	527	-	3,493	-

Non-GAAP income from operations	$66,833	$48,957	$168,005	$177,438

GAAP net income attributable to Quest Software, Inc.	$12,551	$37,064	$43,975	$98,567
Amortization of purchased technology	7,585	3,537	23,774	16,101
Amortization of other purchased intangible assets	11,002	3,158	23,972	12,670
Stock-based compensation expense	6,849	7,574	25,269	23,099
Corporate development costs	2,043	-	2,043	-
Non-recurring compensation expense	-	-	300	-
Professional fees relating to our previous restatement	-	-	-	271
Patent infringement litigation costs	431	490	3,473	988
Acquisition related costs	(6,718)	2,990	(4,844)	3,733
Retention bonus and severance costs	527	-	3,493	-
Other income	843	(248)	843	(248)
Tax effect of these adjustments	(417)	(9,766)	(12,736)	(20,168)
Net loss attributable to noncontrolling interest	7,946	-	7,946	-

Non-GAAP net income attributable to Quest Software, Inc.	$42,642	$44,799	$117,508	$135,013

GAAP net income per basic share attributable to Quest Software, Inc. stockholders	$0.15	$0.40	$0.50	$1.09
Amortization of purchased technology	0.09	0.05	0.27	0.18
Amortization of other purchased intangible assets	0.13	0.03	0.28	0.14
Stock-based compensation expense	0.08	0.08	0.29	0.25
Corporate development costs	0.02	-	0.02	-
Patent infringement litigation costs	0.01	0.01	0.05	0.01
Acquisition related costs	(0.08)	0.03	(0.06)	0.04
Retention bonus and severance costs	0.01	-	0.04	-
Other income	0.01	(0.00)	0.01	(0.00)
Tax effect of these adjustments	(0.01)	(0.11)	(0.15)	(0.22)
Net loss attributable to noncontrolling interest	0.10	-	0.09	-

Non-GAAP net income per basic share attributable to Quest Software, Inc. stockholders	$0.51	$0.49	$1.35	$1.48

Shares used in basic per share amounts	82,962	91,981	87,104	90,411

GAAP net income per fully diluted share attributable to Quest Software, Inc. stockholders	$0.15	$0.39	$0.49	$1.06
Amortization of purchased technology	0.09	0.04	0.27	0.17
Amortization of other purchased intangible assets	0.13	0.03	0.27	0.14
Stock-based compensation expense	0.08	0.08	0.28	0.25
Corporate development costs	0.02	-	0.02	-
Patent infringement litigation costs	0.01	(0.00)	0.05	0.01
Acquisition related costs	(0.08)	0.03	(0.05)	0.04
Retention bonus and severance costs	0.01	-	0.04	-
Other income	0.01	-	0.01	-
Tax effect of these adjustments	(0.00)	(0.10)	(0.14)	(0.22)
Net loss attributable to noncontrolling interest	0.09	-	0.09	-

Non-GAAP net income per fully diluted share attributable to Quest Software, Inc. stockholders	$0.51	$0.47	$1.32	$1.45

Shares used in fully diluted per share amounts	84,351	95,069	88,992	93,282

Quest Software Reports Fourth Quarter and Fiscal Year 2011 Results – page 10 of 12

QUEST SOFTWARE, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES (Continued)

(In thousands)

(Unaudited)

	Three Months Ended December 31, 2011
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$90,682	$38,446	$26,772	$11,002	$166,902
Amortization - other purchased intangible assets	-	-	-	(11,002)	(11,002)
Stock-based compensation expense	(1,707)	(2,734)	(2,165)	-	(6,606)
Corporate development costs			(2,043)		(2,043)
Patent infringement litigation costs	-	-	(431)	-	(431)
Retention bonus and severance costs	(359)	-	(168)	-	(527)
Acquisition related costs	271	3,958	2,465	-	6,694

Non-GAAP operating expenses	$88,887	$39,670	$24,430	$-	$152,987

	Three Months Ended December 31, 2010
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$90,405	$41,756	$24,050	$3,158	$159,369
Amortization - other purchased intangible assets	-	-	-	(3,158)	(3,158)
Stock-based compensation expense	(2,509)	(2,669)	(1,992)	-	(7,170)
Patent infringement litigation costs			(490)		(490)
Acquisition related costs	(159)	(2,324)	(493)	-	(2,976)

Non-GAAP operating expenses	$87,737	$36,763	$21,075	$-	$145,575

	Year Ended December 31, 2011
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$343,411	$166,191	$110,198	$23,972	$643,772
Amortization - other purchased intangible assets	-	-	-	(23,972)	(23,972)
Stock-based compensation expense	(7,150)	(8,180)	(8,897)	-	(24,227)
Corporate development costs	-	-	(2,043)	-	(2,043)
Non-recurring compensation expense	-	(300)	-	-	(300)
Patent infringement litigation costs	-	-	(3,473)	-	(3,473)
Retention bonus and severance costs	(1,976)	-	(1,488)	-	(3,464)
Acquisition related costs	271	3,958	591	-	4,820

Non-GAAP operating expenses	$334,556	$161,669	$94,888	$-	$591,113

	Year Ended December 31, 2010
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$304,934	$151,896	$84,808	$12,670	$554,308
Amortization - other purchased intangible assets	-	-	-	(12,670)	(12,670)
Stock-based compensation expense	(6,861)	(8,015)	(7,109)	-	(21,985)
Patent infringement litigation costs			(988)		(988)
Professional fees for our previous restatement	-	-	(271)	-	(271)
Acquisition related costs	(159)	(2,324)	(1,236)	-	(3,719)

Non-GAAP operating expenses	$297,914	$141,557	$75,204	$-	$514,675

Quest Software Reports Fourth Quarter and Fiscal Year 2011 Results – page 11 of 12

QUEST SOFTWARE, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	December 31 2011	December 31 2010
ASSETS
Current assets:
Cash and cash equivalents	$192,165	$356,533
Short-term investments	36,774	90,284
Accounts receivable, net	201,636	179,621
Prepaid expenses and other current assets	43,346	48,312
Deferred income taxes	19,780	6,677

Total current assets	493,701	681,427
Property and equipment, net	94,602	70,854
Long-term investments	24,832	45,466
Intangible assets, net	150,386	62,785
Goodwill	858,444	706,224
Deferred income taxes	17,559	46,985
Other assets	58,127	21,843

Total assets	$1,697,651	$1,635,584

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$11,723	$5,512
Accrued compensation	56,148	55,185
Other accrued expenses	42,845	32,600
Loans payable	91,597	521
Deferred revenue	388,788	324,121

Total current liabilities	591,101	417,939

Long-term liabilities:
Deferred revenue	111,050	100,264
Income taxes payable	51,276	41,385
Loans payable	32,133	32,730
Other long-term liabilities	9,942	11,000

Total long-term liabilities	204,401	185,379

Total liabilities	795,502	603,318
Redeemable noncontrolling interest	22,000	-
Quest Software Inc. stockholders’ equity	867,200	1,032,266
Noncontrolling interest	12,949	-

Total equity	880,149	1,032,266

Total liabilities and equity	$1,697,651	$1,635,584

Quest Software Reports Fourth Quarter and Fiscal Year 2011 Results – page 12 of 12

QUEST SOFTWARE, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended December 31		Year Ended December 31
	2011	2010	2011	2010
Cash flows from operating activities:
Net income	$20,642	$37,064	$52,066	$98,567
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	15,210	10,538	54,279	43,031
Compensation expense associated with stock-based payments	6,849	7,575	25,269	23,101
Impairment losses on intangible assets	7,300	-	8,951	-
Unrealized foreign currency losses, net	195	2,159	4,217	1,963
Change in fair value of contingent consideration	(7,819)	2,500	(7,819)	2,500
Deferred income taxes	(3,777)	1,049	(3,852)	6,286
Excess tax benefit related to stock-based compensation	(53)	629	(2,108)	(1,582)
Other non-cash adjustments, net	1,037	555	2,080	1,566
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(34,435)	(36,570)	(6,231)	(21,467)
Prepaid expenses and other current assets	(2,762)	1,058	(4,865)	4,429
Other assets	346	552	1,817	2,038
Accounts payable	(448)	(196)	1,545	1,183
Accrued compensation	(406)	8,402	(12,255)	4,267
Other accrued expenses	7,684	1,050	6,076	(902)
Income taxes payable	13,387	(16,483)	32,447	(23,692)
Deferred revenue	37,780	45,359	50,065	48,520
Other liabilities	(3,228)	(614)	(6,647)	(2,130)

Net cash provided by operating activities	57,502	64,627	195,035	187,678

Cash flows from investing activities:
Cash paid for acquisitions, net of cash acquired	(130,483)	(1,676)	(220,002)	(58,734)
Purchases of property and equipment	(8,759)	(2,466)	(29,718)	(13,731)
Cash paid for software rights	-	-	-	(2,229)
Change in restricted cash	931	(180)	(4,940)	587
Purchases of cost method investments	(1,937)	-	(31,523)	-
Purchases of investment securities	(11,549)	(10,008)	(20,346)	(226,201)
Sales and maturities of investment securities	12,263	46,835	93,389	186,157
Contributions on equity method investment	(920)	-	(920)	-
Notes receivable from a cost method investee	-	-	-	(2,000)
Cash paid for intellectual property	-	-	(1,559)	-
Change in notes receivable	(3,400)	(300)	(4,250)	(300)

Net cash (used in) provided by investing activities	(143,854)	32,205	(219,869)	(116,451)

Cash flows from financing activities:
Proceeds from loans payable	91,000	-	91,000	-
Repayment of loans payable	(146)	(187)	(521)	(32,653)
Repurchases of common stock	(9,235)	10	(261,775)	(37,363)
Repayment of capital lease obligations	(127)	(55)	(318)	(245)
Cash paid for line of credit fees	-	-	(500)	-
Proceeds from the exercise of stock options	3,229	25,233	32,435	62,504
Excess tax benefit related to stock-based compensation	53	(629)	2,108	1,582

Net cash provided by (used in) financing activities	84,774	24,372	(137,571)	(6,175)

Effect of exchange rate changes on cash and cash equivalents	(55)	(1,937)	(1,963)	(1,459)

Net (decrease) increase in cash and cash equivalents	(1,633)	119,267	(164,368)	63,593
Cash and cash equivalents, beginning of period	193,798	237,266	356,533	292,940

Cash and cash equivalents, end of period	$192,165	$356,533	$192,165	$356,533